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                                                                      EXHIBIT 24


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-45015, 33-42561, 33-23294, 33-16585, 33-6604, 33-959, 2-91008, 33-40623, 33-46874, 33-46875,
33-50628, and 33-57519.



                                               ARTHUR ANDERSEN LLP


Stamford, Connecticut
March 27, 1995
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